UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 29, 2005

TOR Minerals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17321	74-2081929
(Commission File Number)	(IRS Employer Identification No.)

722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             REGULATION FD DISCLOSURE

On April 29, 2005, TOR Minerals International, Inc. issued a press release announcing that it will webcast the Company’s fiscal 2005 first quarter earnings results conference call on Wednesday, May 4, at 5 p.m. EDT, 4 p.m. CDT.  The call will be available via the internet at the Company’s homepage, www.torminerals.com.  A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Exhibits. 99.1 Press Release, dated April 29, 2005, announcing the webcasting of the Company’s first quarter earnings conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: May 2, 2005	LAWRENCE W. HAAS
Lawrence W. Haas Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 29, 2005, announcing the webcasting of the Company’s first quarter earnings conference call.

Exhibit 99.1

TOR MINERALS TO WEBCAST ITS FIRST QUARTER EARNINGS CONFERENCE CALL

CORPUS CHRISTI, Texas, April 29, 2005 -- TOR Minerals International (Nasdaq:TORM) announced today that it will webcast its fiscal 2005 first quarter earnings results conference call on Wednesday, May 4, at 5 p.m. EDT, 4 p.m. CDT.  The call will be led by Richard Bowers, President and CEO, and Woody Haas, CFO, of TOR Minerals.

The call will be available via the internet at the company's homepage, www.torminerals.com.  First quarter results will be released after the market's close on May 4.

Based in Corpus Christi, Texas, TOR Minerals is an international manufacturer of specialty mineral products for high performance applications with plants and regional offices located in the United States, Netherlands and Malaysia.

This statement provides forward-looking information as that term is defined in the Private Securities Litigation Reform Act of 1995, and, therefore, is subject to certain risks and uncertainties.  There can be no assurance that the actual results, business conditions, business development, losses and contingencies and local and foreign factors will not differ materially from those suggested in the forward-looking statements as a result of various factors, including market conditions, general economic conditions, including the risks of a general business slow down or recession, the increasing cost of energy, raw materials and labor, competition, advances in technology, changes in foreign currency rates, freight price increase, commodity price increases, delays in delivery of required equipment and other factors.

Contact for Further Information:

David Mossberg

Beacon Street Group, LLC

(817) 459-2346

Ken Pieper
Beacon Street Group
972-618-6924